EXHIBIT 24


                    USFREIGHTWAYS CORPORATION


                         POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Christopher L. Ellis, Robert S. Owen and Richard C. Pagano, or each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution, to execute on my behalf, individually and in all capacities as an officer or director of USFreighways Corporation, an Annual Report on Form 10-K, and all amendments thereto for the year ended January 3, 1998, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done to comply with all requirements of the Securities and Exchange Commission, as fully and to all intents and purposes as each might or could do in person, and the undersigned hereby ratifies and confirms each act that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of January, 1998.

         Signatures                          Title
         __________                          _____

/s/ John Campbell Carruth                    Chairman of the Board, Chief
    _____________________                    Executive Officer and Director
        John Campbell Carruth

/s/ James G. Connelly III                    President and Chief Operating
    _____________________                    Officer and Direcor
         James G. Connelly III

/s/ Robert V. Delaney                        Director
    _________________
         Robert V. Delaney

/s/ Morley Koffman                           Director
    ______________
         Morley Koffman

/s/ Robert P. Neuschel                       Director
    __________________
         Robert P. Neuschel

/s/ Anthony J. Paoni                         Director
    ________________
         Anthony J. Paoni

/s/ John W. Puth                             Director
    ____________
         John W. Puth

/s/ Neil A. Springer                         Director
    ________________
         Neil A. Springer

/s/ William N. Weaver, Jr.                   Director
    ______________________
         William N. Weaver, Jr.